Assets and liabilities held for sale	6 Months Ended
Jun. 30, 2019
Disclosure of assets and liabilities held for sale [abstract]
Assets and liabilities held for sale

6 Assets and liabilities held for sale

Assets and liabilities held for sale includes disposal groups whose carrying amount will be recovered principally through a sale transaction rather than through continuing operations.

In December 2018, ING reached an agreement to sell part of the ING Lease Italy business. The carrying amount of EUR 1,154 million of the assets and liabilities held for sale decreased compared to a carrying amount of EUR 1,262 million as at 31 December 2018 due to a change in expected cashflows to be realised in the sale transaction.

The sale was completed on 1 July 2019, see also Note 22 ‘Subsequent events’.